AMG FUNDS

AMG GW&K Municipal Bond Fund

Supplement dated December 29, 2016 to the

Summary Prospectus dated May 1, 2016 (as revised October 1, 2016)

The following information supplements and supersedes any information to the contrary in the Summary Prospectus of AMG GW&K Municipal Bond Fund (the “Fund”) dated as noted above.

With respect to the legend that appears on the cover page of the Summary Prospectus, the last sentence is hereby deleted and replaced with the following:

The current prospectus and statement of additional information, dated May 1, 2016, as supplemented July 28, 2016, September 30, 2016 and December 29, 2016, are incorporated by reference into this summary prospectus.

Fee Changes

Effective on or about February 27, 2017 (the “Implementation Date”), shareholder servicing fees paid by Class N shares of the Fund will decrease from up to 0.25% to up to 0.15% and Class I shares of the Fund will be authorized to pay up to 0.05% in shareholder servicing fees. These changes will increase the total expense ratio of the Fund’s Class I shares from 0.34% to 0.39%.

Effective on the Implementation Date, the section under “Summary of the Funds – AMG GW&K Municipal Bond Fund” titled “Fees and Expenses of the Fund” and “Expense Example” are hereby deleted and replaced with the following:

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class S	Class I
Management Fee[1]	0.21%	0.21%	0.21%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.35%	0.35%	0.25%
Total Annual Fund Operating Expenses	0.81%	0.56%	0.46%
Fee Waiver and Expense Reimbursements[2]	(0.07)%	(0.07)%	(0.07)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	0.74%	0.49%	0.39%

[1]	Expense information has been restated to reflect current fees.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.34% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

ST395

Expense Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2018. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$76	$252	$443	$995
Class S	$50	$172	$306	$695
Class I	$40	$141	$251	$572

Closing Class S Shares and Converting to Class I Shares

Effective immediately after the close of business (4:00 PM EST) on June 23, 2017 (the “Closure Time”), Class S shares of the Fund will be closed to all investors and will no longer be available for purchase, including purchases by exchange. As of the Closure Time, each shareholder’s outstanding Class S shares of the Fund will automatically convert to a number of full and/or fractional Class I shares of the Fund equal in value to the shareholder’s Class S shares of the Fund as of the Closure Time (the “Class I Conversion”). There will be no change in the overall value of a shareholder’s shares as of the Closure Time resulting from the Class I Conversion. Investments in Class I shares of the Fund after the Closure Time will be subject to the fees and expenses applicable to Class I shares described in the then current prospectus.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE